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                           J.P. MORGAN SERIES TRUST II

                         JPMORGAN MID CAP VALUE PORTFOLIO

    SUPPLEMENT DATED APRIL 11, 2006 TO THE PROSPECTUS DATED MAY 1, 2005

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT REGARDING THE JPMORGAN MID CAP VALUE PORTFOLIO DATED SEPTEMBER 30, 2005.

Effective May 1, 2006, the JPMorgan Mid Cap Value Portfolio (the "Portfolio") will accept new purchases only as described below:

 - The Portfolio will accept new purchases from existing variable annuity contracts and variable life insurance policies that offered the Portfolio as a funding vehicle prior to May 1, 2006 (collectively, "Insurance Products").

 - The Portfolio will accept new purchases from existing qualified pension and retirement plans and accounts that offered the Portfolio prior to May 1, 2006 (collectively, "Eligible Plans").

 - Dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

The Portfolio will not allow any new insurance products or eligible plans to offer the Portfolio on or after May 1, 2006; however, any contract owners of the Insurance Products and participants in Eligible Plans will be permitted to continue to purchase new shares on and after May 1, 2006.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                 SUP-MCVPII-406